Exhibit 10.2

Sponsor Support Agreement

among

PACIFIC ETHANOL HOLDING CO. LLC,
as the Borrowers' Agent,

PACIFIC ETHANOL, INC.,
as the Sponsor,

and

WESTLB AG, NEW YORK BRACH
as the Administrative Agent

Dated as of February 27, 2007

i

Exhibit A-1 Form of Deficiency Notice Issued by the Administrative Agent

Exhibit A-2 Form of Deficiency Notice Issued by Borrower

Exhibit B-1 Form of Warranty Notice Issued by the Administrative Agent

Exhibit B-2 Form of Warranty Notice Issued by Borrower

ii

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT, dated as of February 27, 2007 (this "Agreement"), is entered into by and among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (the "Borrowers' Agent"), PACIFIC ETHANOL, INC., a Delaware corporation (the "Sponsor") and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the "Administrative Agent").

RECITALS

WHEREAS, the Borrowers' Agent, Pacific Ethanol Madera LLC, a Delaware limited liability company ("Madera"), Pacific Ethanol Columbia, LLC, a Delaware limited liability company ("Boardman"), Pacific Ethanol Stockton, LLC, a Delaware limited liability company ("Stockton"), Pacific Ethanol Imperial, LLC, a Delaware limited liability company ("Brawley") and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company ("Burley" and, together with the Borrowers' Agent, Madera, Boardman, Stockton, and Brawley, the "Borrowers") have entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Borrowers' Agent, each of the Lenders from time to time party thereto, the Administrative Agent, WESTLB AG, NEW YORK BRANCH, as collateral agent for the Lenders, UNION BANK OF CALIFORNIA, N.A., as accounts bank, WESTLB AG, NEW YORK BRANCH, as lead arranger and sole bookrunner, MIZUHO CORPORATE BANK, LTD., as lead arranger and co-syndication agent, CIT CAPITAL SECURITIES LLC, as lead arranger and co-syndication agent, CÖÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as lead arranger and co-documentation agent, and BANCO SANTANDER CENTRAL HISPANO S.A, NEW YORK BRANCH, as lead arranger and co-documentation agent, pursuant to which, among other things, the Lenders have made loans to, and for the benefit of, the Borrowers;

WHEREAS, as of the date hereof, the Sponsor indirectly owns one hundred percent (100%) of all issued and outstanding membership interests in the Borrowers; and

WHEREAS, it is a requirement under the Credit Agreement that the parties hereto execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises contained herein, and to induce the Lenders to enter into the Credit Agreement and to make the advances of credit to the Borrowers contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Borrowers' Agent and the Sponsor hereby agree with the Administrative Agent, for the benefit of the Lenders, as follows:

ARTICLE I

Definitions and Interpretation

Section 1.01. Definitions. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

"Administrative Agent" has the meaning provided in the preamble to this Agreement.

"Boardman" has the meaning provided in the recitals to this Agreement.

"Borrowers" has the meaning provided in the recitals to this Agreement.

"Borrowers' Agent" has the meaning provided in the recitals to this Agreement.

"Brawley" has the meaning provided in the recitals to this Agreement.

"Burley" has the meaning provided in the recitals to this Agreement.

"Completion Adjustment" means, with respect to each Greenfield Plant, on the Commercial Operation Date for such Greenfield Plant, an amount equal to twenty-five percent (25%) of any difference (whether positive or negative) between (x) the aggregate total amount of Construction Project Costs set forth for such Greenfield Plant in the Construction Budget for such Greenfield Plant delivered and approved pursuant to Section 6.04(h) (Conditions to First Funding for Each Greenfield Plant) of the Credit Agreement minus (y) the aggregate total amount of actual and documented Construction Project Costs for such Greenfield Plant through and including the Commercial Operation Date (after taking into account any Construction Project Costs reserved for in accordance with clause (vi) of the definition of Commercial Operation Date).

"Closing Construction Budget" means, with respect to each Greenfield Plant, the Construction Budget for such Greenfield Plant delivered to, and approved by, the Administrative Agent on the Closing Date.

"Construction Funding Adjustment" means, with respect to each Greenfield Plant, an amount equal to twenty-five percent (25%) of any positive difference between (x) the aggregate total amount of Construction Project Costs set forth for such Greenfield Plant in the Construction Budget for such Greenfield Plant delivered and approved pursuant to Section 6.04(h) (Conditions to First Funding for Each Greenfield Plant) of the Credit Agreement minus (y) the aggregate total amount of Construction Project Costs set forth for such Greenfield Plant in the Closing Construction Budget for such Greenfield Plant.

"Construction Project Costs" means, with respect to any Greenfield Plant, Project Costs corresponding to the following Line Items in the applicable Construction Budget: Engineering / Procurement / Land & Sitework ; Site Utilities / Buildings / Other Improvements; Grain Systems & Rail Infrastruacture; Concrete Earthwork / Foundations; Structural Steel / Piping Materials; Pipe Installation / Valves; Equipment & Installation; Field & Shop Fabricated Tanks; Evaporators / Vessels / Columns; Electrical / Control Systems / Instrumentation; Final Product Handling / Fire Safety / Other.

"Credit Agreement" has the meaning provided in the recitals to this Agreement.

"Deficiency Notice" means a notice delivered by the Administrative Agent and/or a Borrower to the Sponsor substantially in the form of Exhibit A-1 or Exhibit A-2, as the case may be, with respect to any Project Completion Deficiency which, in the case of a Borrower, shall be subject to any approval required of the Independent Engineer pursuant to Section 2.03(a) (Deficiency Notices).

"Deficiency Support Availability Period" means, with respect to each Greenfield Plant, the period commencing on the initial Funding Date for such Greenfield Plant and terminating on the earlier to occur of (a) the Commercial Operation Date for such Greenfield Plant and (b) the date on which (i) the aggregate amount of all Sponsor Deficiency Payments made with respect to such Greenfield Plant equal the Sponsor Funding Cap for such Greenfield Plant and (ii) if such Greenfield Plant is an Eligible Plant,  no Excess Amount remains available for funding Sponsor Deficiency Payments for such Eligible Plant.

"Eligible Plant" means, on the Commercial Operation Date for any Greenfield Plant (or as otherwise provided in Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap)), any other Greenfield Plant (a) that has not achieved its Commercial Operation Date and (b) that has drawn and applied fifty percent (50%) or more of the aggregate total amount available under (i) the Contingency Line Item in the Closing Construction Budget for such Greenfield Plant and (ii) the Sponsor Funding Cap for such Greenfield Plant on the Closing Date.

"Excess Amount" means, with respect to any Greenfield Plant, on the Commercial Operation Date for such Greenfield Plant, the difference between (a) the Sponsor Funding Cap for such Greenfield Plant and (b) the aggregate total amount of all Sponsor Deficiency Payments made with respect to such Greenfield Plant (which Excess Amounts will be applied in accordance with this Agreement without duplication).

"Madera" has the meaning provided in the recitals to this Agreement.

"PECA" means the Pledgor.

"Project Completion Deficiency" means, with respect to any Greenfield Plant, any shortfall of funds required by the Borrowers to:

(i)	achieve the Commercial Operation Date for such Greenfield Plant by the Conversion Date Certain; or

(ii)	pay Project Costs (other than Debt Service) for such Greenfield Plant as and when they become due and payable.

"Sponsor" has the meaning provided in the preamble to this Agreement.

"Sponsor Deficiency Payments " means a dollar amount paid by the Sponsor for the purpose of funding a Project Completion Deficiency in accordance with a Deficiency Notice.

"Sponsor Funding Cap" means:

(a) with respect to the Stockton Plant, fourteen million six hundred thirty-three thousand seven hundred sixty-six Dollars ($14,633,766);

(b) with respect to the Brawley Plant, fourteen million three hundred thirty-one thousand one hundred forty-four Dollars ($14,331,144); and

(c) with respect to the Burley Plant, thirteen million four hundred forty-nine thousand two hundred seven Dollars ($13,449,207);

in each such case subject to the following adjustments:

(x) on the date of the initial Funding for the relevant Plant, by adding to such amount the Construction Funding Adjustment for such Plant;

(y) on the Commercial Operation Date for the relevant Plant, (i) in the event that the Completion Adjustment for such Plant is a positive amount, by subtracting from such amount such Completion Adjustment or (ii) in the event that the Completion Adjustment for such Plant is a negative amount, by adding to such amount the absolute value of such Completion Adjustment; and

(z) such other adjustments required pursuant to Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap).

"Sponsor Payment" means any Sponsor Warranty Payment or any Sponsor Deficiency Payment.

"Sponsor Warranty Payments" means, as the context requires, (a) a dollar amount paid by the Sponsor for the purpose of funding a Warranty Payment Claim in accordance with a Warranty Notice or (b) costs and expenses incurred by the Sponsor (or any of its Affiliates other than the Borrowers or, in the case of PECA, other than as required pursuant to any Construction Management Services Agreement or any Operation and Maintenance Agreement) to satisfy any Warranty Performance Claim.

"Stockton" has the meaning provided in the recitals to this Agreement.

"Warranty Availability Period" means, with respect to each Warranty Plant, the period commencing on the Commercial Operation Date for such Warranty Plant and terminating on the date that is twelve (12) months from the Commercial Operation Date for such Warranty Plant; provided, that if any Warranty Work is performed on such Warranty Plant, then the "Warranty Availability Period" with respect to such Warranty Work shall extend until the later of (i) twelve (12) months from the date of completion of such Warranty Work and (ii) the expiration of the original Warranty Availability Period, but in no event shall such Warranty Availability Period extend beyond twenty-four (24) months after the Commercial Operation Date of such Warranty Plant.

"Warranty Claim" means any Warranty Performance Claim or any Warranty Payment Claim.

"Warranty Funding Cap" means (a) with respect to the Greenfield Plants, the aggregate of all Excess Amounts and (b) with respect to the Boardman Plant, ten million Dollars ($10,000,000) or, if less, the aggregate Sponsor Funding Cap, in each case as adjusted pursuant to Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap).

"Warranty Notice" means a notice delivered by the Administrative Agent and/or a Borrower to the Sponsor substantially in the form of Exhibit B-1 or Exhibit B-2, as the case may be, with respect to any Warranty Claim which, in the case of a Borrower, shall be subject to any approval required of the Independent Engineer pursuant to Section 3.03(a) (Warranty Notices).

"Warranty Payment Claim" has the meaning provided in Section 3.04(b) (Sponsor's Warranty Performance Obligations).

"Warranty Performance Claim" means, with respect to any Warranty Plant, a claim under and in accordance with the warranty provided in Section 3.01(c) (Sponsor's Warranty Undertaking) for the repair, replacement or correction for any failure, defect or deficiency related to such Warranty Plant.

"Warranty Plants" means, collectively, the Boardman Plant and the Greenfield Plants.

"Warranty Work" means any work required to be performed, or caused to be performed, in respect of a Warranty Performance Claim.

Section 1.02. Credit Agreement Definitions. Unless otherwise defined herein or unless the context requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Section 1.03. Rules of Interpretation. The rules of interpretation set forth in Section 1.02 (Principles of Interpretation) of the Credit Agreement shall apply to this Agreement including its preamble and recitals.

Section 1.04. Release. If a Borrower is released from its obligations under the Financing Documents pursuant to Section 7.04 (Release of Borrower) of the Credit Agreement, then (a) the Sponsor shall be released of all of its obligations hereunder with respect to such Borrower and the Plant owned by such Borrower, and (b) such Borrower and Plant shall be disregarded for all purposes hereunder, including for the purpose of calculating the Sponsor Funding Cap, the Warranty Funding Cap and Excess Amounts.

ARTICLE II

PROJECT COMPLETION DEFICIENCY

Section 2.01. Sponsor's Completion Undertaking. Subject to Section 2.04(f) (Sponsor's Deficiency Funding Obligation), the Sponsor hereby agrees, for the benefit of each Borrower that owns a Greenfield Plant and the Administrative Agent (on behalf and for the benefit of the Lenders), to pay, or cause to be paid, at any time and from time to time during the Deficiency Support Availability Period, all Projects Costs (other than Debt Service) relating to each Greenfield Plant, if and to the extent that there are insufficient funds available to the Borrower that owns any such Greenfield Plant (taking into account the Construction Loan Commitments that would be able to be funded for such Greenfield Plant in accordance with the Credit Agreement, Required Equity Contributions for such Greenfield Plant, liquidated damage proceeds for such Greenfield Plant, Business Interruption Insurance Proceeds for such Greenfield Plant, and funds on deposit in the Construction Account for such Greenfield Plant) to cover any Project Completion Deficiency.

Section 2.02. Action to be Taken by the Borrowers. At any time during the Deficiency Support Availability Period, if any Borrower at any time, and from time to time, determines that a Project Completion Deficiency exists or has reasonable cause to believe that a Project Completion Deficiency may exist, such Borrowers shall promptly notify the Administrative Agent in writing of such Project Completion Deficiency and of the Borrowers' opinion as to the reason for such Project Completion Deficiency.

Section 2.03. Deficiency Notices. (a)  Each Borrower may, from time to time during the Deficiency Support Availability Period, issue a Deficiency Notice, to the Sponsor (with a copy to the Administrative Agent) if any of the Borrowers determines that a Project Completion Deficiency exists or is likely to exist within twenty (20) Business Days immediately following the date of such Deficiency Notice which Deficiency Notice shall describe in reasonable detail the extent and nature of such Project Completion Deficiency; provided, that any such Deficiency Notice shall be subject to the reasonable approval of the Independent Engineer for any request (or series of requests related to the same Project Completion Deficiency) in an amount greater than one million Dollars ($1,000,000) or if, after taking into account the Sponsor Deficiency Payment requested pursuant to such Deficiency Notice, the aggregate amount of all Sponsor Deficiency Payments not previously approved by the Independent Engineer would exceed five million Dollars ($5,000,000).

(b) The Administrative Agent may, from time to time during the Deficiency Support Availability Period, issue a Deficiency Notice to the Sponsor if the Administrative Agent determines (after consultation with the Independent Engineer and the Sponsor) that a Project Completion Deficiency exists or is reasonably expected to exist within fifteen (15) Business Days immediately following the date of such Deficiency Notice.

(c) In the event of any conflict between any Deficiency Notice delivered by a Borrower under Section 2.03(a) and any Deficiency Notice delivered by the Administrative Agent under Section 2.03(b), the Deficiency Notice (and the terms thereof) delivered by the Administrative Agent shall prevail.

Section 2.04. Sponsor's Deficiency Funding Obligation. (a)  Upon receipt of a Deficiency Notice from the Administrative Agent and/or from a Borrower, the Sponsor shall, no later than 1:00 p.m. New York City time on the later of (i) the date that is three (3) Business Days following receipt of such Deficiency Notice and (ii) the Business Day immediately following the date on which such Deficiency Notice has been approved by the Independent Engineer (if such approval is required under Section 2.03(a) (Deficiency Notices)), provide or cause to be provided a Sponsor Deficiency Payment in an amount equal to the total Project Completion Deficiency specified in such Deficiency Notice.

(b) At the time that any Sponsor Deficiency Payment is provided, the Sponsor shall provide the Administrative Agent and the Borrowers' Agent with a written notice setting forth the amount of such funding that has been provided.

(c) The proceeds of each Sponsor Deficiency Payment for any Project Completion Deficiency shall be deposited into the Construction Account for the Greenfield Plant with respect to which it was provided.

(d) Any determination of the existence of a Project Completion Deficiency and any calculation of the amount of such Project Completion Deficiency made by the Administrative Agent shall, in the absence of manifest error, be conclusive and binding on the Sponsor, the Borrowers and the Borrowers' Agent.

(e) The obligations of the Sponsor to provide any Sponsor Deficiency Payment required under this Article II are separate and distinct from, and in addition to, (i) any Required Equity Contributions required to be made in accordance with the Credit Agreement and the other Financing Documents, (ii) the Sponsor's obligations under Article III (Warranty Obligations), and (iii) any other equity contributions made to any Borrower.

(f) The Sponsor's obligation to provide Sponsor Deficiency Payments with respect to Project Completion Deficiencies hereunder shall not exceed, in the aggregate with respect to any Greenfield Plant, the Sponsor Funding Cap for such Greenfield Plant plus, in the case of any Eligible Plant, any Excess Amounts not otherwise depleted in accordance with this Agreement.

(g) If, during any period when Construction Loans are not available to the Borrowers as a result of a failure to meet any of the applicable conditions to funding set forth in Article VI (Conditions Precedent) of the Credit Agreement, the Sponsor makes Sponsor Deficiency Payments, then, at such later date when such conditions to funding are satisfied and Construction Loans for the Greenfield Plant with respect to which such Sponsor Deficiency Payments were made are available for funding to the Borrowers, the Borrowers shall be entitled to request (subject to and in accordance with the provisions of the Credit Agreement) a Funding of Construction Loans for such Greenfield Plant in the amount of such Sponsor Deficiency Payments (but in no event in excess of the applicable undisbursed Construction Loan Commitment) and the proceeds of such Funding may be paid to the Sponsor to reimburse such Sponsor Deficiency Payment.

Section 2.05. No Obligation of the Administrative Agent. The Administrative Agent may call for the provision of funds to meet a Project Completion Deficiency in accordance with Section 2.03(b) (Deficiency Notices), but shall have no obligation to do so, nor shall the Administrative Agent be liable to any Person for any action taken or not taken by the Administrative Agent or any other party under this Agreement.

Section 2.06. Termination of Sponsor's Funding Obligations. Subject to Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap) and Section 7.10 (Reinstatement), the Sponsor's obligations under this Article II with respect to Project Completion Deficiencies for each Greenfield Plant shall remain in full force and effect until the termination of the Deficiency Support Availability Period for such Greenfield Plant.

ARTICLE III

WARRANTY obligations

Section 3.01. Sponsor's Warranty Undertaking. (a) During the Warranty Availability Period, the Sponsor warrants to each Borrower that owns a Warranty Plant and to the Administrative Agent (on behalf and for the benefit of the Lenders) that:

(i)
all equipment and materials installed in a Warranty Plant will be (A) new (other than specific items of equipment or materials that the Independent Engineer has agreed may be refurbished) and of good quality and (B) free from defect or improper workmanship; and

(ii)
all design, construction, procurement and engineering work related to each Warranty Plant will (A) conform with professional standards and skill, expertise and diligence of design, construction, procurement or engineering (as the case may be) professionals regularly involved in major ethanol projects similar to such Warranty Plant and (B) be free from any defect or improper workmanship;

provided, that the Sponsor's warranty obligations hereunder (i) shall not extend to Warranty Work that the Sponsor or any Borrower determines, and the Independent Engineer verifies in writing, is immaterial to the operation of the relevant Warranty Plant (based on the operating levels contemplated by the then-current Operating Budget) and (ii) in the event that the Borrowers are no longer in control of any Plant as a direct result of a foreclosure or related action pursuant to which the Senior Secured Parties (or any of them, or any transferee in foreclosure or such related action) are controlling such Plant, shall not apply to the extent that Warranty Work arises directly from a failure of such Senior Secured Parties (or such transferee) to maintain and operate such Plant in accordance with Prudent Ethanol Operating Practices.

(b) OTHER THAN AS SET FORTH IN THIS ARTICLE III, THE SPONSOR MAKES NO OTHER WARRANTIES EXPRESS OR IMPLIED OR GUARANTEES EXPRESS OR IMPLIED RELATING TO THE WORK, MACHINERY, EQUIPMENT, MATERIALS, SYSTEMS, SUPPLIES OR OTHER ITEMS AND THE SPONSOR DISCLAIMS ANY IMPLIED WARRANTIES OR WARRANTIES IMPOSED BY LAW (INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). PERFORMANCE BY THE SPONSOR OF ITS OBLIGATIONS UNDER THIS ARTICLE III SHALL BE THE BORROWERS' AND THE LENDERS' EXCLUSIVE REMEDY AGAINST THE SPONSOR AND THE SPONSOR'S SOLE LIABILITY FOR ANY DEFECTS OR DEFICIENCIES IN THE DESIGN, WORK, MACHINERY, EQUIPMENT, MATERIALS SYSTEMS, SUPPLIES OR OTHER ITEMS RELATED TO THE PROJECT.

(c) Notwithstanding anything to the contrary herein or in any other Financing Document, (i) if and to the extent the Sponsor makes any Sponsor Warranty Payments and any Borrower, any Secured Party or any Affiliate thereof receives any payments or reimbursements from any Project Party in respect thereof, then such Borrower, Secured Party or Affiliate (as applicable) shall promptly turn over any such payments or reimbursements to the Sponsor (and any such turn over shall be deemed to not be a Restricted Payment), (ii) if a Borrower fails to pursue any warranty claims against any Project Party, then such Borrower shall assign all of its rights to pursue such claims to the Sponsor and the Sponsor may pursue such claims (and related damage payments and expense reimbursements) and the Sponsor shall be entitled to keep all proceeds therefrom, and (iii) for the avoidance of doubt, the Sponsor is not guaranteeing or warranting to the continued satisfaction or maintenance of the Minimum Performance Criteria or Performance Guarantees.

Section 3.02. Action to be Taken by the Borrowers. At any time during the Warranty Availability Period, if any Borrower at any time, and from time to time, determines that a Warranty Claim exists or has reasonable cause to believe that a Warranty Claim may exist, such Borrower shall promptly notify the Administrative Agent in writing of such Warranty Claim and of the Borrowers' opinion as to the reason for such Warranty Claim and the status of the Borrowers' request for such Warranty Claim to be addressed by any relevant Construction Contractor.

Section 3.03. Warranty Notices. (a)  Each Borrower may, from time to time during the Warranty Availability Period, issue a Warranty Notice to the Sponsor (with a copy to the Administrative Agent) if such Borrower determines that a Warranty Claim exists and will not be addressed in a timely manner by any relevant Construction Contractor and shall describe in reasonable detail the extent and nature of such Warranty Claim; provided, that any such Warranty Notice shall be subject to the reasonable approval of the Independent Engineer for any request (or series of requests related to the same Warranty Work) greater than one million Dollars ($1,000,000) or if, after taking into account the Sponsor Warranty Payment requested pursuant to such Warranty Notice, the aggregate amount of all Sponsor Warranty Payments not previously approved by the Independent Engineer would exceed five million Dollars ($5,000,000).

(b) The Administrative Agent may, from time to time during the Warranty Availability Period, issue a Warranty Notice to the Sponsor if the Administrative Agent determines (after consultation with the Independent Engineer and the relevant Borrower) that a Warranty Claim exists.

(c) In the event of any conflict between any Warranty Notice delivered by any Borrower under Section 3.03(a) and any Warranty Notice delivered by the Administrative Agent under Section 3.03(b), the Warranty Notice (and the terms thereof) delivered by the Administrative Agent shall prevail.

(d) Any determination of the existence of a Warranty Claim, and any calculation of the amount of any Warranty Payment Claim, made by the Administrative Agent shall, in the absence of manifest error, be conclusive and binding on the Sponsor, the Borrowers and the Borrowers' Agent.

Section 3.04. Sponsor's Warranty Performance Obligations. (a)  Upon receipt of a Warranty Notice relating to any Warranty Performance Claim from the Administrative Agent and/or from any Borrower, the Sponsor shall promptly commence, or cause to be commenced, any required Warranty Work within seven (7) days after delivery of such Warranty Notice (except in the case of an emergency, in which event such Warranty Work shall be completed immediately). All such Warranty Work shall be completed as promptly as practicable thereafter, and the Sponsor shall provide the Administrative Agent and the Borrowers' Agent with a written notice immediately upon completion of such Warranty Work (or upon completion of any Warranty Work undertaken by the Sponsor with respect to which no Warranty Notice was delivered to the Sponsor), together with evidence of all costs and expenses incurred by the Sponsor in connection therewith (which costs and expenses shall be subject to review and the reasonable approval of the Independent Engineer for amounts greater than one million Dollars ($1,000,000) with respect to any related Warranty Work or if, after taking into account the cost of such Warranty Work, the aggregate amount of all prior Sponsor Warranty Payments not previously approved by the Independent Engineer would exceed five million Dollars ($5,000,000)). The amount of all such costs and expenses (which, if required, have been approved by the Independent Engineer in writing) shall be deemed to be a Sponsor Warranty Payment.

(b) If the Sponsor fails to diligently commence the necessary steps within the time period set forth in Section 3.04(a) or fails to continue to perform such steps through completion, any Borrowers or the Administrative Agent may provide the Sponsor with written notice that the applicable Borrower will commence or assume correction of such Warranty Work. If, following any such written notice, any Borrower performs, or causes to be performed, such Warranty Work, the Sponsor shall be responsible for payment or reimbursement of all costs and expenses (all such amounts, a "Warranty Payment Claim") incurred by the Borrowers in performing, or causing to be performed, such Warranty Claim, in accordance with Section 3.05 (Sponsor's Warranty Funding Obligations).

Section 3.05. Sponsor's Warranty Funding Obligations. (a)  Upon receipt of a Warranty Notice relating to any Warranty Payment Claim from the Administrative Agent and/or from any Borrower, the Sponsor shall, no later than 1:00p.m. New York City time on the later of (i) the date that is three (3) Business Days following receipt of such Warranty Notice or (ii) the Business Day immediately following the date on which such Warranty Notice has been approved by the Independent Engineer (if such approval is required pursuant to Section 3.04(a) (Sponsor's Warranty Performance Obligations), provide or cause to be provided a Sponsor Warranty Payment in an amount equal to the total Warranty Payment Claim set forth in such Warranty Notice. At the time that any Sponsor Warranty Payment is provided, the Sponsor shall provide the Administrative Agent and the Borrowers' Agent with a written notice setting forth the amount of such funding that has been provided.

(b) The proceeds of each Sponsor Warranty Payment for any Warranty Payment Claim shall be deposited into the Warranty Account for the Warranty Plant with respect to which it was provided.

Section 3.06. Independent Obligations. The obligations of the Sponsor to perform, or cause to be performed, any Warranty Work required under this Article III (or, if applicable, the obligation of the Sponsor to make any Sponsor Warranty Payments) are separate and distinct from, and in addition to, (a) any Required Equity Contributions required to be made in accordance with the Credit Agreement and the other Financing Documents, (b) the Sponsor's obligations under Article II (Project Completion Deficiency), (c) any other equity contributions made to any Borrower and (d) any work performed or to be performed by PECA under any Construction Management Services Agreement or any Operation and Maintenance Agreement.

Section 3.07. No Obligation of the Administrative Agent. The Administrative Agent may call for the performance or payment of Warranty Work or the making of any Sponsor Warranty Payment in accordance with Section 3.03(b) (Warranty Notices) but shall have no obligation to do so, nor shall the Administrative Agent be liable to any Person for any action taken or not taken by the Administrative Agent or any other party under this Agreement.

Section 3.08. Termination of Sponsor's Warranty Obligations; Cap. (a) Subject to Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap), the Sponsor's obligation to provide Sponsor Warranty Payments hereunder shall not exceed, in the aggregate, the Warranty Funding Cap.

(b) Subject to Section 7.10 (Reinstatement), the Sponsor's obligations under this Article III with respect to Warranty Claims for each Warranty Plant shall remain in full force and effect until the termination of the Warranty Availability Period for such Warranty Plant.

ARTICLE IV

PROVISIONS APPLICABLE TO ALL FUNDINGS

Section 4.01. Acceleration of Senior Debt Obligations. (a) In the event that the Obligations have been, and continue to be, accelerated as provided under the Credit Agreement, within three (3) Business Days following delivery of a written notice from the Administrative Agent to the Sponsor, the Sponsor shall (i) deposit into the Construction Holding Account an amount equal the aggregate amount of the Sponsor Funding Cap that has not yet been funded in accordance with this Agreement or (ii) provide to the Administrative Agent a letter of credit from an Acceptable Bank in form and substance reasonably satisfactory to the Administrative Agent, or other credit support acceptable to the Administrative Agent, in either such case, in an amount equal to the aggregate amount of the Sponsor Funding Cap that has not yet been funded in accordance with this Agreement; provided, that, if such acceleration occurred following an Event of Default under Section 9.01(e) (Event of Default - Project Completion) of the Credit Agreement, the Sponsor shall be required to make the cash deposit described in Section 4.01(a)(i).

(b) The Administrative Agent may call for the deposit of funds or provisions of credit support in accordance with Section 4.01(a) but shall have no obligation to do so, nor shall the Administrative Agent be liable to any Person for any action taken or not taken by the Administrative Agent or any other party under this Agreement.

Section 4.02. Adjustments to Warranty Funding Cap and Sponsor Funding Cap. (a) Any Sponsor Warranty Payments made with respect to the Boardman Plant shall reduce the Sponsor Funding Cap for each Greenfield Plant on a pro rata basis based on the undisbursed amounts available under each such Sponsor Funding Cap on the date of such calculation (and, if the Commercial Operation Date for any such Greenfield Plant has occurred before such Sponsor Warranty Payment is made, the portion allocated to such Greenfield Plant shall reduce (i) first, the Excess Amount for such Greenfield Plant, (ii) second, if such Excess Amount is reduced to or otherwise equals zero, then the portion allocated to such Greenfield Plant shall further reduce the Sponsor Funding Cap for each other Greenfield Plant on a pro rata basis based on the undisbursed amounts available under each such Sponsor Funding Cap on the date of such calculation and (iii) third, thereafter reduce the Excess Amount available for all other Eligible Plants).

(b) In the event that the Sponsor is reimbursed by any Construction Contractor or any other third party for any Sponsor Warranty Payments or any Sponsor Deficiency Payments made pursuant to this Agreement, the Sponsor Funding Cap and/or the Excess Amounts, as the case may be, shall be reinstated in an amount equal to such reimbursement.

(c) Following any reimbursement of a Sponsor Deficiency Payment in accordance with Section 2.04(g) (Sponsor's Deficiency Funding Obligation), the Sponsor Funding Cap and/or the Excess Amounts, as the case may be, shall be reinstated in an amount equal to such reimbursement.

(d) In the event that any Borrower or the Sponsor receives any liquidated damages payments from any Construction Contractor, and the reason for the payment of such liquidated damages corresponds directly to the reason for the making of any Sponsor Payments pursuant to this Agreement, such liquidated damages proceeds shall be paid over to the Sponsor and the Sponsor Funding Cap and/or the Excess Amounts, as the case may be, shall be reinstated in an amount equal to such reimbursement. The Borrowers and the Sponsor shall provide a written accounting of any such liquidated damages and corresponding Sponsor Payments to the Administrative Agent and the Independent Engineer (which, in the case of amounts in excess of one million Dollars ($1,000,000) with respect to any such event or liquidated damages under this Section 4.02(d) in the aggregate in excess of five million Dollars ($5,000,000), shall be subject to the reasonable approval of the Independent Engineer prior to any such reimbursement).

(e) On the Conversion Date, if amounts are paid to the Sponsor pursuant to Section 2.06(e) (Funding of Loans) of the Credit Agreement, the Excess Amounts shall be reinstated in an amount equal to the aggregate total value of the unutilized amounts of the Contingency Line Item for all of the Greenfield Plants that are paid to the Sponsors pursuant to such Section 2.06(e).

(f) The Sponsor shall promptly provide notice to the Administrative Agent and the Borrowers' Agent of the Sponsor's receipt of any reimbursement described in this Section 4.02. In the event of any reinstatement pursuant to this Section 4.02 following the Commercial Operation Date for any Greenfield Plant (as used in this Section 4.02, a "Completed Plant"), the Excess Amount for such Completed Plant shall be increased accordingly and any Greenfield Plant that would have been an Eligible Plant if such reinstatement had occurred on or before the Commercial Operation Date for such Completed Plant shall be deemed to be an Eligible Plant with respect to such reinstated amounts.

ARTICLE V

Representations, Warranties AND COVENANTS

Section 5.01. Sponsor's Representations and Warranties. The Sponsor hereby represents and warrants for itself, as of the date hereof, as of each Funding Date and as of the date of any Deficiency Notice, any Warranty Notice and any Sponsor Payment delivered or made under this Agreement, that:

(a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation, has the corporate power and has obtained all required Governmental Approvals (each of which is in full force and effect and is not subject to review by any Governmental Authority) to comply with and perform its respective obligations under and enter into this Agreement;

(b) this Agreement has been duly authorized and executed by it and constitutes its valid and legally binding obligation enforceable in accordance with its terms, except as enforceability hereof may be limited by bankruptcy, moratorium, insolvency or other similar laws affecting the enforcement of creditor's rights generally;

(c) neither the execution and delivery of this Agreement nor the compliance with its terms will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent which has not been obtained under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or by which it or any of its properties or assets are bound, or violate any of the terms or provisions of its Organic Documents or any Governmental Approval, judgment, decree or order or any other applicable Law;

(d) it is, and after giving effect to the transactions contemplated under this Agreement will be, Solvent; and

(e) it is not executing this Agreement with any intention to hinder, delay or defraud any of its present or future creditor or creditors.

Section 5.02. Survival and Administrative Agent Reliance. (a)  All representations, warranties and indemnities made in this Agreement are deemed material and shall survive the execution and delivery of this Agreement.

(b) The Sponsor acknowledges that it makes the representations and warranties in Section 5.01 (Sponsor's Representations and Warranties), with the intention of inducing the Administrative Agent to enter into this Agreement and the Lenders to make the investment in the Borrowers under the Credit Agreement and that the Administrative Agent enters into this Agreement and the other Financing Documents (and the Senior Secured Parties will enter into the Financing Documents) on the basis of, and in full reliance on, each of such representations.

Section 5.03. Rights and Remedies not Limited. The rights and remedies of the Administrative Agent, on behalf and for the benefit of the Senior Secured Parties, in relation to any misrepresentation or breach of warranty on the part of the Sponsor are not prejudiced by:

(a) any investigation by or on behalf of the Administrative Agent or any other Senior Secured Party into the affairs of any such party;

(b) the execution or the performance of this Agreement; or

(c) any other act or thing that may be done by or on behalf of the Administrative Agent or any other Senior Secured Party in connection with this Agreement and that might, apart from this Section 5.03, prejudice such rights or remedies.

Section 5.04. Sponsor Obligations. (a) Subject to Section 5.04(b), the Sponsor shall not create or grant any Liens on any of its assets for the benefit of third parties or enter into any secured credit enhancement arrangements with respect to obligations owed to third parties, unless the Sponsor simultaneously creates or grants such Liens for the benefit of, or enters into such credit enhancement arrangement with, the Senior Secured Parties, in each case, on terms no less favorable that those extended to such third parties (it being acknowledged and agreed that the amount secured by any such Liens in favor of the Senior Secured Parties, or the amount of any such secured credit enhancements made for the benefit of the Senior Secured Parties, shall not be any greater than the amounts so secured or provided to such third parties).

(b) The Sponsor may provide Liens to secure obligations to third parties and/or provide secured credit enhancements for the benefit of third parties, up to an aggregate total amount that is less than ten million Dollars ($10,000,000) without being required to grant such Liens, or provide such the secured credit enhancements, to the Senior Secured Parties pursuant to Section 5.04(a).

Section 5.05. Accounting Matters. Except as otherwise agreed in writing by Lenders (other than any Non-Voting Lender) holding (x) at any time prior to the Conversion Date, an amount in excess of sixty-six and two-thirds percent (66.66%) of the Construction Loan Commitments and the Working Capital Loan Commitments (excluding the Construction Loan Commitments and the Working Capital Loan Commitments of all Non-Voting Lenders) and (y) at any time after the Conversion Date, an amount in excess of sixty-six and two-thirds percent (66.66%) of an amount equal to (x) the then aggregate outstanding principal amount of the Loans plus (y) the undisbursed amount of the Aggregate Working Capital Loan Commitment (excluding the principal amounts of any Loans made by, and any Working Capital Loan Commitments of, any Non-Voting Lenders):

(a) on or before May 15, 2007, the Sponsor shall hire a Chief Financial Officer and a Controller, and the person(s) hired as Chief Financial Officer and Controller shall have customary duties and responsibilities for chief financial officers or controllers (as applicable) of public-companies similar to the Sponsor;

(b) the Sponsor agrees that in connection with its regular quarterly report on Form 10-Q filed with the Securities and Exchange Commission in respect of the calendar quarter ending June 30, 2007, such report, or any certification delivered by the Sponsor or any of its officers in connection therewith (including Section 302(a) of the Sarbanes-Oxley Act of 2002), shall contain a statement by the Sponsor to the effect that it is unaware of any "material weaknesses in its internal controls"; and

(c) the Sponsor agrees that in connection with its regular annual report on Form 10-K filed with the Securities and Exchange Commission in respect of the calendar year ending December 31, 2007, (i) such report, or any certification delivered by the Sponsor or any of its officers in connection therewith (including Section 302(a) of the Sarbanes-Oxley Act of 2002), shall contain a statement by the Sponsor to the effect that it is unaware of any "material weaknesses in its internal controls" and (ii) the Sponsor's auditors shall have confirmed in writing such statement (subject to any customary qualifications).

ARTICLE VI

Saving Provisions

Section 6.01. Additional Security. This Agreement is in addition to, and is not in any way prejudiced by, any Security now or hereafter held by the Collateral Agent for the benefit of the Senior Secured Parties, nor shall such Security held by the Collateral Agent for the benefit of the Senior Secured Parties or the liability of any Person for all or any part of the Obligations be in any manner prejudiced or affected by this Agreement.

Section 6.02. Taxes. Any and all payments by or on account of any obligations under this Agreement shall be made free and clear of, and without deduction for, any Taxes, unless required by Law; provided, that if the Sponsor is required to deduct any Indemnified Taxes from any such payment, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.02) any Senior Secured Party or any other Person (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Sponsor shall make such deductions and (iii) the Sponsor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

Section 6.03. Subrogation. Notwithstanding any payment or payments made by the Sponsor or the exercise by the Administrative Agent of any of the remedies provided under this Agreement or any set-off or application of funds of the Sponsor by the Administrative Agent, the Sponsor hereby waives all rights of subrogation until all of the Obligations have been paid in full. Notwithstanding the foregoing, if any amount shall be paid to the Sponsor on account of such subrogation, such amount shall be held by the Sponsor in trust for the Administrative Agent, segregated from other funds of the Sponsor, and shall be turned over to the Administrative Agent, in the exact form received by the Sponsor (or duly endorsed by the Sponsor to the Administrative Agent, if required) to be applied against such amounts in such order as the Administrative Agent may elect. Nothing in this Section 6.03 shall limit the Sponsor's express rights hereunder to receive reimbursements for Sponsor Deficiency Payments and/or Sponsor Warranty Payments as provided for in Section 2.04(g) (Sponsor's Deficiency Funding Obligation), Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap) and Section 3.01(c) (Sponsor's Warranty Undertaking).

Section 6.04. Waiver of Defenses. The Sponsor hereby unconditionally and irrevocably waives and relinquishes, to the maximum extent permitted by applicable Laws, all rights and remedies accorded to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including:

(a) any right to require the Administrative Agent or the Senior Secured Parties to proceed against any Borrower, any guarantor or any other Person or to proceed against or exhaust any security or collateral held by the Collateral Agent or any other Senior Secured Party at any time or to pursue any other remedy in the Administrative Agent's or any other Senior Secured Party's power before proceeding against the Sponsor;

(b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of the Sponsor, any guarantor, any Borrower, or any other Person or the failure of the Administrative Agent or any other Senior Secured Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of the Sponsor, any guarantor, any Borrower, or any other Person;

(c) promptness, diligence, demand, presentment, protest and notice of any kind (other than any notices required hereby), including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any Borrower, the Administrative Agent, the Senior Secured Parties, any endorser or creditor of the foregoing, any guarantor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Administrative Agent or the Senior Secured Parties as collateral or in connection with any amounts due under this Agreement or any other Financing Document;

(d) any defense based upon any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other Collateral serving as security for all or any part of the amounts due under any Financing Document, even though such foreclosure, sale or election of remedies may impair the subrogation rights of the Sponsor or may preclude the Sponsor from obtaining reimbursement, contribution, indemnification or other recovery from any Borrower or any other Person and even though the Sponsor may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

(e) any defense based on any offset against any amounts which may be owed by any Person to the Sponsor for any reason whatsoever;

(f) any defense based on any act, failure to act, delay or omission whatsoever on the part of any Borrower or any of the Affiliates of any Borrower or the failure by any Borrower or any of the Affiliates of any Borrower to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under any Financing Document;

(g) any defense based upon any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in other respects more burdensome than that of the principal;

(h) any defense of setoff or counterclaim which may at any time be available to or asserted by any Borrower or any of the Affiliates of any Borrower against the Administrative Agent, the Senior Secured Parties or any other Person under any Financing Document;

(i) any duty on the part of the Administrative Agent or any Senior Secured Party to disclose to the Sponsor any facts any Senior Secured Party may now or hereafter know about any Borrower or any of the Greenfield Plants, regardless of whether the Administrative Agent or any Senior Secured Party has reason to believe that any such facts materially increase the risk beyond that which the Sponsor intends to assume, or have reason to believe that such facts are unknown to the Sponsor, or have a reasonable opportunity to communicate such facts to the Sponsor, since the Sponsor acknowledges that the Sponsor is fully responsible for being and keeping informed of the financial condition of all Borrowers and the Greenfield Plants and of all circumstances bearing on the risk of non-payment of any amounts due or non-performance of any obligations under this Agreement or any other Financing Document;

(j) any defense based on any change in the time, manner or place of any payment or performance under, or in any other term of, any Financing Document, or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of any Financing Document;

(k) any defense arising by reason of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the amounts due under this Agreement or any other Financing Document (or any interest on all or any part of the amounts due under this Agreement or any other Financing Document) in or as a result of any such proceeding, any failure of the Administrative Agent to file a claim in any such proceeding, or the occurrence of any of the following: (i) the election by the Administrative Agent, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code, (ii) any extension of credit or the grant of any lien or encumbrance under Section 364 of the Bankruptcy Code, (iii) any use of cash collateral under Section 363 of the Bankruptcy Code, or (iv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; and

(l) any other circumstance (including any statute of limitations), any act or omission by any Borrower or any existence of or reliance on any representation by the Administrative Agent, any Borrower, or any Senior Secured Party that might otherwise constitute a defense available to, or discharge of, any guarantor or surety, defense of payment or performance of the applicable amounts due under this Agreement or any other Financing Document) (other than the defense that the Sponsor has performed its obligations hereunder or that the underlying obligation has been performed).

Section 6.05. Continuing and Unconditional Obligations. (a)  The Sponsor's obligations hereunder are primary obligations of the Sponsor and are an absolute, unconditional, continuing and irrevocable guaranty of payment and performance of the obligations of any and all Borrowers hereunder and not of collectibility, and are in no way conditioned on or contingent upon any attempt to enforce in whole or in part any liabilities and obligations of any Borrower or any liabilities and obligations of any of the Affiliates of any Borrower to the Senior Secured Parties. Each failure by the Sponsor to pay or perform, as the case may be, any amounts due or any obligations under this Agreement shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

(b) The Senior Secured Parties may, at any time and from time to time (whether or not after revocation or termination of this Agreement) without the consent of or notice to the Sponsor, except such notice as may be required by the Financing Documents or applicable law which cannot be waived, without incurring responsibility to the Sponsor, without impairing or releasing the obligations of the Sponsor hereunder, upon or without any terms or conditions and in whole or in part:

(i) change the manner, place and terms of payment or performance of, or renew or alter, any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or in any manner modify, amend or supplement the terms of the Financing Documents or any documents, instruments or agreements executed in connection therewith, in each case with the consent of the relevant Borrower(s), the Sponsor (in each case, only as and to the extent expressly required by the applicable Financing Document), and the agreements herein made shall apply to such obligations as changed, extended, renewed, modified, amended, supplemented or altered in any manner;

(ii) exercise or refrain from exercising any rights against any Borrower or others (including the Sponsor) or otherwise act or refrain from acting;

(iii) add or release any other guarantor or surety from its obligations without affecting or impairing the obligations of the Sponsor hereunder;

(iv) settle or compromise any amounts, obligations or liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment or performance of all or any part thereof to the payment or performance of any amounts, obligations or liabilities which may be due to the Senior Secured Parties or others;

(v) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property by whomsoever pledged or mortgaged to secure or securing any amounts, liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst;

(vi) apply any sums by whomsoever paid or howsoever realized to any obligations and liabilities of any Borrower or any guarantor or surety to the Senior Secured Parties under the Financing Documents in the manner provided therein regardless of what obligations and liabilities remain unpaid, except that sums paid by the Sponsor hereunder shall be deemed to have been paid in respect of the applicable obligation of the Sponsor hereunder;

(vii) consent to or waive any breach of, or any act, omission or default under, the Financing Documents or otherwise amend, modify or supplement (with the consent of the Sponsor, any Borrower and any other guarantor or surety, only as and to the extent expressly required by the Financing Documents) the Financing Documents or any of such other instruments or agreements; and/or

(ix) act or fail to act in any manner referred to in this Agreement which may deprive the Sponsor of its right to subrogation against any Borrower or any other guarantor or surety to recover full indemnity for any payments or performances made pursuant to this Agreement or of its right of contribution against any other party.

(c) No invalidity, irregularity or unenforceability of any obligations and liabilities Financing Document or invalidity, irregularity, unenforceability or non-perfection of any collateral therefor, shall affect, impair or be a defense to this Agreement, which is a primary obligation of the Sponsor.

(d) This is a continuing guaranty and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. In the event that, notwithstanding the provisions of this Section 6.05, this Agreement shall be deemed revocable in accordance with applicable law, then, to the fullest extent permitted by applicable law, any such revocation shall become effective only upon receipt by the Collateral Agent of written notice of revocation signed by the Sponsor. To the extent permitted by applicable law, no revocation or termination hereof shall affect, in any manner, rights arising under this Agreement with respect to obligations and liabilities arising prior to receipt by the Collateral Agent of written notice of such revocation or termination. Any such revocation or termination shall be deemed to be an Event of Default.

Section 6.06. Bankruptcy. The Sponsor hereby irrevocably waives, to the extent it may do so under applicable Laws, any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings, or any successor provision of law of similar import, in the event of any Bankruptcy Event with respect to any Borrower or any other guarantor or surety. Specifically, in the event that the trustee (or similar official) in a Bankruptcy Event with respect to the relevant Borrower(s) or any other guarantor or surety or the debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of the relevant Borrower(s), or any other guarantor or surety under this Agreement or any other Financing Document), the Sponsor shall, to the fullest extent it may do so under applicable law, not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement or any other Financing Document is an executory contract or a "financial accommodation" that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Sections 365(c)(1), 365(c)(2) or 365(e)(2) of the Bankruptcy Code, or equivalent provisions of the law or regulations of any other jurisdiction with respect to any proceedings or any successor provision of law of similar import. If a Bankruptcy Event with respect to any Borrower or any other guarantor or surety shall occur, the Sponsor agrees, after the occurrence of such Bankruptcy Event, to reconfirm in writing, to the extent permitted by applicable Laws, its pre-petition waiver of any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of the laws or regulations of any other jurisdiction with respect to proceedings and, to give effect to such waiver, the Sponsor consents, to the fullest extent it may do so under applicable law, to the assumption and enforcement of each provision of this Agreement and any other Financing Document by the debtor-in-possession or the trustee in bankruptcy of the relevant Borrower(s) or of any other guarantor or surety, as the case may be; and

ARTICLE VII

Miscellaneous

Section 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any of the Sponsor or the Borrowers' Agent from this Agreement, shall be effective unless in writing signed by the Administrative Agent, the Sponsor and the Borrowers' Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.02. Applicable Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. EACH OF THE BORROWERS' AGENT AND THE SPONSOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FINANCING DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE BORROWERS' AGENT AND THE SPONSOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWERS' AGENT AND THE SPONSOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER FINANCING DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY OF THE BORROWERS' AGENT, THE SPONSOR, THE ADMINISTRATIVE AGENT OR ANY OTHER SENIOR SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AGAINST THE BORROWERS' AGENT, THE SPONSOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OF THE BORROWERS' AGENT AND THE SPONSOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FINANCING DOCUMENT IN ANY COURT REFERRED TO IN SECTION 7.02(b). EACH OF THE BORROWERS' AGENT AND THE SPONSOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) Appointment of Process Agent and Service of Process. Each of the Borrowers' Agent and the Sponsor hereby irrevocably appoints CT Corporation System with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, United States, as its agent to receive on behalf of itself services of copies of the summons and complaint and any other process that may be served in any such action or proceeding in the State of New York. If for any reason the Process Agent shall cease to act as such for the Borrowers' Agent or the Sponsor, each of the Borrowers' Agent and the Sponsor, as the case may be, hereby agrees to designate a new agent in the State of New York on the terms and for the purposes of this Section 7.02 reasonably satisfactory to the Administrative Agent. Such service may be made by mailing or delivering a copy of such process to the Borrowers' Agent or the Sponsor in care of the Process Agent at the Process Agent's above address, and the each of the Borrowers' Agent and the Sponsor, as the case may be, hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each of the Borrowers' Agent and the Sponsor, as the case may be, also irrevocably consents to the service of any and all process in any such action or proceeding by the air mailing of copies of such process to the Borrowers' Agent or the Sponsor at its then effective notice address pursuant to Section 7.09 (Notices and Other Communications).

(e) Immunity. To the extent that either the Borrowers' Agent or the Sponsor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Borrowers' Agent and the Sponsor hereby irrevocably and unconditionally waives such immunity in respect of its obligations under the Financing Documents and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 7.02(e) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

(f)   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.02(f).

Section 7.03. Benefits of Agreement. Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto and the Senior Secured Parties, and each of their successors and permitted assigns under this Agreement or any other Financing Document, any benefit or any legal or equitable right or remedy under this Agreement.

Section 7.04. Expenses. Each of the Borrowers and the Sponsor agree to pay on demand to the Administrative Agent (a) all reasonable costs and reasonable and documented expenses incurred by the Administrative Agent (including the reasonable and documented fees, expenses and disbursements of counsel) incident to its exercise of any of its rights (or the rights of any other Senior Secured Party) under this Agreement and (b) all costs and expenses incurred by the Administrative Agent (including the fees, expenses and disbursements of counsel) incident to its enforcement, protection or preservation of any of its rights, remedies or claims (or the rights or claims of any other Senior Secured Party) under this Agreement.

Section 7.05. Interest. Any amount required to be paid by the Borrowers or the Sponsor pursuant to the terms hereof that is not paid when due shall bear interest at the Default Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full in cash.

Section 7.06. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format ("pdf") shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.07. Entire Agreement. This Agreement, together with each other Financing Document, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

Section 7.08. No Waiver; Cumulative Remedies. No failure by the Administrative Agent to exercise, and no delay by the Administrative Agent in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Financing Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 7.09. Notices and Other Communications. (a)  Except as provided in Section 7.09(b), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows:

If to the Administrative Agent:

WestLB AG, New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attention: Yolette Salnave / Andrea Bailey
Phone: 212-852-5994 / 212-597-1158
Facsimile: 212-302-7946
E- mail Address: NYC_Agency_Services@WestLB.com

If to the Borrowers' Agent:

Pacific Ethanol Holding Co. LLC
c/o Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach
Telephone: (559) 435-1771
Facsimile:  (559) 435-1478

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel
Telephone: (916) 403-2130
Facsimile: (916) 446-3937

If to the Sponsor:

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach
Telephone: (559) 435-1771
Facsimile:  (559) 435-1478

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel
Telephone: (916) 403-2130
Facsimile: (916) 446-3937

(b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

(c) Each of the parties hereto may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.

Section 7.10. Reinstatement. This Agreement and the Sponsor's obligations hereunder shall continue to be effective or be automatically reinstated, as the case may be, if at any time (a) any payment pursuant to this Agreement or (b) in the event that this Agreement or any obligations hereunder were terminated as a result of the repayment in full of the Loans, any amount of such payment, in either such case is rescinded, invalidated, declared to be fraudulent or preferential, set aside or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization, liquidation of any of the Borrowers, the Sponsor or any other Person party to a Financing Document or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, any of the Borrowers, the Sponsor any other Person party to a Financing Document or any substantial part of any of any Borrower's, the Sponsor's or any other such Person's assets, or otherwise, all as though such payments had not been made, and the Borrowers' Agent and the Sponsor shall pay the Administrative Agent on demand all reasonable costs and out-of-pocket expenses (including reasonable fees, expenses and disbursements of counsel) incurred by the Administrative Agent in connection with such rescission or restoration.

Section 7.11. Rights of the Administrative Agent. The Administrative Agent shall be entitled to the rights, protections, immunities and indemnities set forth in the Credit Agreement, and the Financing Documents, as if specifically set forth herein.

Section 7.12. Severability. If any provision of this Agreement or any other Financing Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.13. Successions and Assignments. This Agreement shall (a) be binding upon the Borrowers, the Borrowers' Agent, the Sponsor, the Administrative Agent and their respective successors and assigns; and (b) inure, together with the rights and remedies of the Administrative Agent, to the benefit of the Administrative Agent, the Senior Secured Parties and their respective successors and permitted assigns.

Section 7.14. Survival. Notwithstanding anything in this Agreement to the contrary, Section 7.04 (Expenses) and Section 7.05 (Interest) shall survive the termination of this Agreement.

Section 7.15. Time. Time is of the essence of this Agreement.

Section 7.16. Waiver of Litigation Payments. To the extent that the Borrowers' Agent or the Sponsor may, in any action, suit or proceeding brought in any of the courts referred to in Section 7.02(b) (Applicable Law; Jurisdiction; Etc.) or elsewhere arising out of or in connection with this Agreement or any other Financing Document, be entitled to the benefit of any provision of law requiring the Administrative Agent or any other Senior Secured Party in such action, suit or proceeding to post security for the costs of the Borrowers' Agent or the Sponsor or to post a bond or to take similar action, each of the Borrowers' Agent and the Sponsor hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of the State of New York or, as the case may be, the jurisdiction in which such court is located.

Section 7.17. Term of Agreement. Subject to Section 7.10 (Reinstatement) and as otherwise provided in Section 7.14 (Survival), this Agreement shall remain in effect until the earliest to occur of (a) the Discharge Date, (b) the expiration of the final Warranty Period for the Warranty Plants and (c) the date on which the Sponsor's obligations under Article II have terminated in accordance with Section 2.06 (Termination of Sponsor's Funding Obligations) (subject to any reinstatement as described in such Section 2.06) and the aggregate amount of all Sponsor Warranty Payments equals the Warranty Funding Cap (subject to any reinstatement of the Warranty Funding Cap in accordance with Section 4.02 (Adjustments to Warranty Funding Cap and Sponsor Funding Cap)).

(remainder of this page intentionally left blank)

IN WITNESS WHEREOF, the parties, acting through their duly authorized representatives, have caused this Sponsor Support Agreement to be executed in their respective names as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC,
as the Borrowers' Agent,
By: /s/ JEFFREY MANTERNACH
Name: Jeffrey Manternach
Title: Vice President Finance
PACIFIC ETHANOL, INC.,
as the Sponsor
By: /s/ JEFFREY MANTERNACH
Name: Jeffrey Manternach
Title: Vice President Finance
WESTLB AG, NEW YORK BRANCH,
as the Administrative Agent
By: /s/ JAMES R. ANDERSON
Name: James R. Anderson
Title: Associate Director
By: /s/ PAUL VASTOLA
Name: Paul Vastola
Title: Director

Exhibit A-1
[FORM OF]
DEFICIENCY NOTICE

[Administrative Agent Letterhead]

[Date]

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel

Re:	Deficiency Notice

Ladies and Gentlemen:

Reference is made to the Sponsor Support Agreement, dated as of [_________], 2007 (the "Agreement"), among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (the "Borrowers' Agent"), PACIFIC ETHANOL, INC., a Delaware corporation (the "Sponsor") and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined in this Deficiency Notice have the meanings provided in the Agreement.

In accordance with Section 2.03(b) of the Agreement, the Administrative Agent has determined that [that a Project Completion Deficiency exists] [that specified amounts will become due and payable by or on behalf of one or more of the Borrowers within the fifteen (15) Business Days immediately following the date hereof and, if not paid when due, such failure to pay could result in a Project Completion Deficiency, and the Administrative Agent reasonably believes that the Borrowers will not have funds available to pay such amounts when due]. The Project Completion Deficiency relates to [Project Costs or other costs associated with the [Stockton Plant] [Brawley Plant] [Burley Plant]]. The Administrative Agent has determined that such Project Completion Deficiency amounts to [____] Dollars ($[_____]) (the "Project Completion Deficiency Amount"). The Sponsor is hereby instructed to fund the Project Completion Deficiency Amount in the form of a Sponsor Deficiency Payment directly to the [Stockton] [Brawley] [Burley] Construction Account on or before [insert date that is three (3) Business Days from the date of this notice] in accordance with Section 2.04(a) of the Agreement.

(remainder of this page intentionally left blank)

A1-1

IN WITNESS WHEREOF, the undersigned has caused this Deficiency Notice to be executed and delivered as of the day and year first above written.

WESTLB AG, NEW YORK BRANCH,
as the Administrative Agent
By:
Name:
Title:
By:
Name:
Title:

A1-2

Exhibit A-2

[FORM OF]
DEFICIENCY NOTICE

[Borrower's Letterhead]

[Date]

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel

Re:	Deficiency Notice

Ladies and Gentlemen:

Reference is made to the Sponsor Support Agreement, dated as of [_________], 2007 (the "Agreement"), among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (the "Borrowers' Agent"), PACIFIC ETHANOL, INC., a Delaware corporation (the "Sponsor") and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined in this Deficiency Notice have the meanings provided in the Agreement.

In accordance with Section 2.03(a) of the Agreement, the undersigned Borrower has determined that [a Project Completion Deficiency exists] [specified amounts will become due and payable by or on behalf of one or more of the Borrowers within the twenty (20) Business Days immediately following the date hereof and, if not paid when due, such failure to pay could result in a Project Completion Deficiency, and the undersigned Borrower reasonably believes that it will not have funds available to pay such amounts when due]. The Project Completion Deficiency relates to [Project Costs or other costs associated with the [Stockton Plant] [Brawley Plant] [Burley Plant] and [insert more detailed description]]. The undersigned Borrower has determined that such Project Completion Deficiency amounts to [____] Dollars ($[_____]) (the "Project Completion Deficiency Amount"). The Sponsor is hereby instructed to fund the Project Completion Deficiency Amount in the form of a Sponsor Deficiency Payment directly to the [Stockton] [Brawley] [Burley] Construction Account on or before [insert date that is three (3) Business Days from the date of this notice] (or, if later, the Business Day immediately following the Independent Engineer's approval of this Deficiency Notice) in accordance with Section 2.04(a) of the Agreement.

(remainder of this page intentionally left blank)

A2-1

IN WITNESS WHEREOF, the undersigned has caused this Deficiency Notice to be executed and delivered as of the day and year first above written.

[_____________________],
as Borrower
By:
Name:
Title:

[Accepted and Approved as of
___________. 20___ by:

[_____________________________],
as the Independent Engineer

By: _____________________
Name:

Title:

By: _____________________
Name:

Title:]

[Note: IE Signature block to be included if required pursuant to Section 2.03(a)]

A2-2

Exhibit B-1

[FORM OF]
WARRANTY NOTICE

[Administrative Agent Letterhead]

[Date]

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel

Re:	Warranty Notice

Ladies and Gentlemen:

Reference is made to the Sponsor Support Agreement, dated as of [_________], 2007 (the "Agreement"), among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (the "Borrowers' Agent"), PACIFIC ETHANOL, INC., a Delaware corporation (the "Sponsor") and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined in this Warranty Notice have the meanings provided in the Agreement.

In accordance with Section 3.03(b) of the Agreement, the Administrative Agent has determined that a Warranty Claim exists with respect to the [Boardman Plant] [Stockton Plant] [Brawley Plant] [Burley Plant].

[Such Warranty Claim is a Warranty Performance Claim and relates to [insert description]. The Sponsor is hereby instructed to perform, or cause to be performed, all Warranty Work related to this Warranty Claim in accordance with Section 3.04(a) of the Agreement.] [To be included for Warranty Performance Claims.]

[Such Warranty Claim is a Warranty Payment Claim in the amount of [____] Dollars ($[_____]) (the "Warranty Payment Amount") and relates to [insert description]. The Sponsor is hereby instructed to fund the Warranty Payment Amount in the form of a Sponsor Warranty Payment directly to the [Boardman] [Stockton] [Brawley] [Burley] Warranty Account on or before [insert date that is three (3) Business Days from the date of this notice] in accordance with Section 3.05(a) of the Agreement.] [To be included for Warranty Payment Claims.]

(remainder of this page intentionally left blank)

B1-1

IN WITNESS WHEREOF, the undersigned has caused this Warranty Notice to be executed and delivered as of the day and year first above written.

WESTLB AG, NEW YORK BRANCH,
as the Administrative Agent
By:
Name:
Title:
By:
Name:
Title:

B1-2

Exhibit B-2
[FORM OF]
WARRANTY NOTICE

[Borrower's Letterhead]

[Date]

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, CA 83711
Attention: Jeff Manternach

with a copy to:

Pacific Ethanol, Inc.
400 Capital Mall, Suite 2060
Sacramento, CA 95814
Attention: General Counsel

Re:	Warranty Notice

Ladies and Gentlemen:

Reference is made to the Sponsor Support Agreement, dated as of [_________], 2007 (the "Agreement"), among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (the "Borrowers' Agent"), PACIFIC ETHANOL, INC., a Delaware corporation (the "Sponsor") and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined in this Warranty Notice have the meanings provided in the Agreement.

In accordance with Section 3.03(a) of the Agreement, the undersigned Borrower has determined that a Warranty Claim exists with respect to the [Boardman Plant] [Stockton Plant] [Brawley Plant] [Burley Plant].

[Such Warranty Claim is a Warranty Performance Claim and relates to [insert description]. The Sponsor is hereby instructed to perform, or cause to be performed, all Warranty Work related to this Warranty Claim in accordance with Section 3.04(a) of the Agreement.] [To be included for Warranty Performance Claims.]

[Such Warranty Claim is a Warranty Payment Claim in the amount of [____] Dollars ($[_____]) (the "Warranty Payment Amount") and relates to [insert description]. The Sponsor is hereby instructed to fund the Warranty Payment Amount in the form of a Sponsor Warranty Payment directly to the [Boardman] [Stockton] [Brawley] [Burley] Warranty Account on or before [insert date that is three (3) Business Days from the date of this notice] (or, if later, the Business Day immediately following the Independent Engineer's approval of this Warranty Notice) in accordance with Section 3.05(a) of the Agreement.] [To be included for Warranty Payment Claims.]

(remainder of this page intentionally left blank)

B2-1

IN WITNESS WHEREOF, the undersigned has caused this Warranty Notice to be executed and delivered as of the day and year first above written.

[_____________________],
as Borrower
By:
Name:
Title:

[Accepted and Approved as of
___________. 20___ by:

[_____________________________],
as the Independent Engineer

By: _____________________
Name:

Title:

By: _____________________
Name:

Title:]

[Note: IE Signature block to be included if required pursuant to Section 3.03(a)]

B2-2